Related Parties	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
Related Parties
RELATED PARTIES
Historically, the Company had significant relationships with two privately owned Italian companies: F3F S.r.l. (formerly known as FinSirton S.p.A.) and its wholly-owned subsidiary, Sirton Pharmaceuticals S.p.A. (now Vifarma S.p.A.). F3F S.r.l., the parent company of several businesses, was one of the Company’s largest shareholders at December 31, 2013, with approximately 16% ownership at that date, and was originally the Company’s sole shareholder. The Company’s former Chief Executive Officer and Chairperson, Dr. Laura Ferro may be deemed to control F3F S.r.l. In addition, Dr. Ferro previously served as a member of Sirton’s (now Vifarma’s) board of directors.
Sirton (now Vifarma) was put into liquidation and, on June 28, 2010, was admitted by the Court of Como to a composition with creditors’ proceedings ("concordato preventivo"). The composition with creditors was approved on February 3, 2011. At that time, Sirton’s assets were acquired by a third party, as approved by the Court of Como. A liquidator has been appointed to manage the liquidation process and the distribution of proceeds received from the sale of Sirton’s assets to Sirton’s creditors. Although the distribution allocation has not yet been finalized, we understand that the liquidator may propose to satisfy the amounts due to secured creditors in full, with a payout distribution of 18.26% to all unsecured creditors. Our net exposure to Sirton at the date of the admission to the composition with creditors was €0.85 million. If the preliminary indication from the liquidator is confirmed, we may collect 18.26% or €0.16 million of the receivables outstanding on the date of the admission to the composition with creditors. In 2012, we received a partial payment of €0.09 million. In the prior year, due to the uncertainty of the final distribution to creditors from the sales of Sirton’s assets, we established an allowance for doubtful accounts of €0.85 million, which represents our exposure against Sirton. In 2012, in connection with the partial payment received, we released €0.09 million of the allowance. As of December 31, 2013, we still maintain an allowance of €0.77 million which represents our exposure against Sirton (now Vifarma).
The Company had a lease agreement with Sirton (now Vifarma) that expired on December 31, 2010, but was renewed for an additional six-year term. In connection with Sirton’s (now Vifarma’s) liquidation proceeding, the lease agreement with Sirton (now Vifarma), along with the premises to which such lease pertains, were transferred to an unrelated third party that has also acquired the rights to Sirton’s name and assets.
On January 1, 2012, we entered into a new commercial lease with F3F S.r.l. The area leased is approximately 4,800 square meters in size and is used for offices, manufacturing, laboratories and storage facilities. The lease provides for an annual fee of €0.19 million for the initial six-year term, which may be adjusted annually based on the cost of living index, and, in the event we exercise our six-year renewal option, €0.22 million on an annual basis, subject to cost of living adjustments.
Expenses under these operating leases for the years ended December 31, 2011, 2012 and 2013 amounted to €0.21 million, €0.20 million and €0.20 million, respectively. See Note 15 for the commitments under these leases.
For the years ended December 31, 2011, 2012 and 2013, the Company had the following transactions with F3F S.r.l. and Sirton (now Vifarma) (in thousands):

	For the Year Ended December 31,
	2011	2012	2013
Charges from related parties	€222	€186	€189
Total	€222	€186	€189

In 2012 and 2013, transactions with the new Sirton Pharmaceuticals S.p.A. were not classified as transactions with a related party since the new Sirton Pharmaceuticals S.p.A. is no longer a related party of the Company given the change of ownership.
The Company is a party to a license and supply agreement with Sigma-Tau Pharmaceuticals, Inc., or Sigma-Tau, pursuant to which the Company has licensed to Sigma-Tau the rights to commercialize defibrotide for the treatment and prevention of VOD in North America, Central America and South America, subject to receipt of marketing authorization, if any, in the applicable territory. Sigma-Tau is an affiliate of Sigma-Tau Finanziaria S.p.A. Dr. Marco Brughera, who holds various senior-level positions within the Sigma-Tau Group, served as a member of our board of directors until January 24, 2014. See Note 4 for further discussion of our relationship with Sigma-Tau.
In connection with the license and supply agreement, the Company also entered into a cost sharing agreement with Sigma-Tau dated October 12, 2007. Under the cost sharing agreement, as amended, Sigma-Tau agreed to reimburse the Company 50% of certain costs associated with the development of defibrotide. Pursuant to the terms of this agreement, between 2007 and 2013, the Company received $11.00 million in reimbursement of research and development expenses. Furthermore, the Company agreed that $1.00 million in costs reimbursed by Sigma-Tau will be deductible from royalty payments that the Company is entitled to receive in the future under the license and supply agreement. In 2013, the Company received €1.40 million ($1.80 million) as reimbursement of research and development expenses and in 2014, Sigma-Tau agreed to reimburse the Company an estimated total of approximately $4.77 million as incurred.
The balance of any reimbursements that we are entitled to receive from Sigma-Tau was classified as accounts receivable from related parties and other revenues from related parties in the accompanying consolidated financial statements. As of December 31, 2012 and 2013, the Company had the following balances with F3F S.r.l., Sirton (now Vifarma) and Sigma-Tau (in thousands):

	As of December 31,
	2012	2013
Accounts Receivable – Sirton (now Vifarma)	€765	€765
Accounts Receivable – Sigma Tau	216	1,541
Allowance for doubtful accounts	(765)	(765)
Accounts Receivable, net	€216	€1,541

Accounts Payable Sirton (now Vifarma)	€5	€5

The accounting policies applied in transactions with our affiliates are consistent with those policies applied in transactions with independent third parties and all related party agreements are negotiated on an arm’s length basis.